SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   Form 8-KSB

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): July 1, 1999

                          Webster City Federal Bancorp
             -------------------------------------------------------
             (Exact name of registrant as specified in its charter)

           Federal                        0-                 To Be Applied For
----------------------------    ---------------------       -------------------
(State or other jurisdiction    (Commission File No.)       (I.R.S. Employer)
      of incorporation)                                      Identification No.)




Registrant's telephone number, including area code:           (515) 832-3071
                                                              --------------



                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)





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Item 1. Changes in Control of Registrant
        --------------------------------


     On July 1, 1999 Webster City Federal Bancorp (the "Company") became a savings and loan holding company in accordance with the terms of an Agreement and Plan of Reorganization, dated January 20, 1999 (the "Agreement"), by and between Webster City Federal Savings Bank, a federally-chartered stock savings bank (the "Bank"), Webster City Interim Savings Bank, FSB, a federally-chartered interim stock savings bank ("Interim"), and the Company, a federally chartered stock corporation. Pursuant to the Agreement: (1) the Company was organized as a wholly owned subsidiary of the Bank; (2) Interim was organized as a wholly owned subsidiary of the Company; (3) Interim merged with and into the Bank, with the Bank as the surviving institution; and (4) upon such merger, (i) the outstanding shares of common stock, par value $.10 per share, of the Bank became, by operation of law, on a one-for-one basis, common stock, par value $.10 per share, of the Company, (ii) the common stock of Interim held by the Company was converted into common stock of the Bank and (iii) the common stock of the Company held by the Bank was canceled. Accordingly, the Bank became a wholly owned subsidiary of the Company and the shareholders of the Bank, including WCF Financial, MHC, the Bank's federally chartered mutual holding company, became shareholders of the Company.

     The Common Stock of the Bank was previously registered under Section 12(g) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), with the Office of Thrift Supervision. Pursuant to Rule 12g-3 promulgated under the Exchange Act, the Company's Common Stock is deemed automatically registered under the Exchange Act. In addition, the Common Stock of the Company has been substituted for the Common Stock of the Bank on the Nasdaq SmallCap Market under the symbol "WCFB."

     For further information, see the Bank's press release included as Exhibit 99 to this report.

Item 7. Financial Statements, Pro Forma Financial Information, and Exhibits
        -------------------------------------------------------------------

     The Index of Exhibits immediately precedes the attached exhibits.







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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                             WEBSTER CITY FEDERAL BANCORP


DATE:  July 1, 1999          By:      /s/ Phyllis A. Murphy
                                      ------------------------------------------
                                      Phyllis A. Murphy
                                      President and Chief Executive Officer
















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                                  EXHIBIT INDEX

The following Exhibits are filed as part of this report:

         Exhibit 2         Agreement and Plan of Reorganization

         Exhibit 3.1       Federal Stock Charter of Webster City Federal Bancorp

         Exhibit 3.2       Bylaws of Webster City Federal Bancorp

         Exhibit 4         Form of Common Stock Certificate

         Exhibit 99        Press Release of Webster City Federal Savings Bank